                                       WASHINGTON, D.C. 20549

                                             FORM 8-K/A
                                           Amendment No. 1

                                           CURRENT REPORT
                               PURSUANT TO SECTION 13 OR 15(d) OF THE
                                   SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of earliest event reported): March 2, 2001

                                         LUXTEC CORPORATION
                         (Exact Name of Registrant as Specified in Charter)

         Massachusetts                   0-14961                       04-2741310
(State or Other Jurisdiction                 (Commission File       (I.R.S. Employer
       of Incorporation)                         Number)                      Identification No.)

                       99 Hartwell Street, West Boylston, Massachusetts 01583
                         (Address of Principal Executive Offices) (Zip Code)

                                           (508) 835-9700
                        (Registrant's Telephone Number, Including Area Code)

                                           Not applicable
                 (Registrant's Name or Former Address, if Changed Since Last Report)

______ Financial Statements of Business Acquired. The consolidated audited financial statements for PrimeSource Surgical, Inc. for the years ended June 30,
2000, 1999 and 1998 are attached hereto as Exhibit 99.2 and incorporated herein by reference. In addition, the consolidated unaudited interim financial statements for PrimeSource Surgical, Inc. for the periods ended December 31,
2000 and 1999 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b)      Pro Forma Financial Information.  The pro forma financial information for Luxtec
         Corporation and PrimeSource Surgical, Inc. are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(c)      Exhibits:

         2.1      Agreement and Plan of Merger, dated November 27, 2000, by and among Luxtec
                  Corporation, a Massachusetts corporation, Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec Corporation, and PrimeSource
                  Surgical, Inc., a Delaware corporation.  (Incorporated by reference to Form 8-K,
                  File No. 0-14961, filed on November 30, 2000).

         2.2      Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001, by and among Luxtec Corporation, a Massachusetts corporation, Laser Merger Sub,
                  Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec Corporation,
                  and PrimeSource Surgical, Inc., a Delaware corporation.   (Incorporated by
                  reference to Form 8-K, File No. 0-14961, filed on March 17, 2001).

         4.1      Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated
                  February 27, 2001 (Series B Convertible Preferred Stock).  (Incorporated by
                  reference to Form 8-K, File No. 0-14961, filed on March 17, 2001).

         4.2      Certificate of Vote of Directors Establishing a Series or a Class or Stock, dated
                  February 27, 2001 (Series C Convertible Preferred Stock).  (Incorporated by
                  reference to Form 8-K, File No. 0-14961, filed on March 17, 2001).

         4.3      Certificate of Vote of Directors Establishing a Series or a Class or Stock, dated
                  February 27, 2001 (Series D Exchangeable Preferred Stock).  (Incorporated by
                  reference to Form 8-K, File No. 0-14961, filed on March 17, 2001).

         4.4      Certificate of Correction, dated March 2, 2001 (Series C Convertible Preferred
                  Stock).  (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March
                  17, 2001).

         4.5      Certificate of Correction, dated March 2, 2001 (Series D Exchangeable Preferred
                  Stock).  (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March
                  17, 2001).

4.6
______ Registration Rights Agreement, dated March 2, 2001, by and among Luxtec
Corporation, a Massachusetts corporation, and the persons listed as Stockholders therein. (Incorporated by reference to Form 8-K, File No. 0-14961, filed on
March 17, 2001).

         4.7      Co-Sale Agreement, dated March 2, 2001, by and among Luxtec Corporation, a
                  Massachusetts corporation, and the persons listed as Stockholders therein.
                  (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 17,
                  2001).

         99.1     Press Release of Luxtec Corporation, dated March 5, 2001.  (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 17, 2001).

         99.2     Consolidated Financial Statements as of June 30, 2000 and 1999, and for Each of
                  the Three Years in the Period Ended June 30, 2000 and Independent Auditors'
                  Report for PrimeSource Surgical, Inc. and Subsidiaries.

         99.3     Unaudited Interim Condensed Consolidated Financial Statements for PrimeSource
                  Surgical, Inc. for the periods ended December 31, 2000 and 1999.

         99.4     Pro forma financial information for Luxtec Corporation and PrimeSource Surgical,
                                                     Inc.
                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LUXTEC CORPORATION

                                            By:      /s/  Michael K.Bayley_________
                  MICHAEL K. BAYLEY
                                                     Chief Financial Officer

Date:    May 16, 2001

Exhibit
Designation                Nature of Exhibit

2.1                        Agreement and Plan of Merger, dated November 27, 2000, by and among
                           Luxtec Corporation, a Massachusetts corporation, Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec
                           Corporation, and PrimeSource Surgical, Inc., a Delaware corporation.
                           (Incorporated by reference to Form 8-K, File No. 0-14961, filed on
                           November 30, 2000).

2.2                        Amendment No. 1 to the Agreement and Plan of Merger, dated February 8,
                           2001, by and among Luxtec Corporation, a Massachusetts corporation,
                           Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec Corporation, and PrimeSource Surgical, Inc., a
                           Delaware corporation.  (Incorporated by reference to Form 8-K, File No.
                           0-14961, filed on March 17, 2001).

4.1                        Certificate of Vote of Directors Establishing a Series or a Class of
                           Stock, dated February 27, 2001 (Series B Convertible Preferred Stock).
                           (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March
                           17, 2001).

4.2                        Certificate of Vote of Directors Establishing a Series or a Class of
                           Stock, dated February 27, 2001 (Series C Convertible Preferred Stock).
                           (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March
                           17, 2001).

4.3                        Certificate of Vote of Directors Establishing a Series or a Class of
                           Stock, dated February 27, 2001 (Series D Exchangeable Preferred Stock).
                           (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March
                           17, 2001).

4.4                        Certificate of Correction, dated March 2, 2001 (Series C Convertible
                           Preferred Stock).  (Incorporated by reference to Form 8-K, File No.
                           0-14961, filed on March 17, 2001).
                           Preferred Stock).  (Incorporated by reference to Form 8-K, File No.
                           0-14961, filed on March 17, 2001).

4.6                        Registration Rights Agreement, dated March 2, 2001, by and among Luxtec
                           Corporation, a Massachusetts corporation, and the persons listed as
                           Stockholders therein.  (Incorporated by reference to Form 8-K, File No.
                           0-14961, filed on March 17, 2001).

4.7                        Co-Sale Agreement, dated March 2, 2001, by and among Luxtec Corporation, a Massachusetts corporation, and the persons listed as Stockholders therein.  (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 17, 2001).

99.1                       Press Release of Luxtec Corporation, dated March 5, 2001.  (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 17, 2001).

99.2                       Consolidated audited financial statements for PrimeSource Surgical, Inc.
                           for the years ended June 30, 2000, 1999 and 1998.

99.3                       Consolidated unaudited interim financial statements for PrimeSource
                           Surgical, Inc. for the periods ended December 31, 2000 and 1999.

99.4                       Pro forma financial information for Luxtec Corporation and
                           PrimeSource Surgical, Inc.